--------------------------
                                                      OMB APPROVAL
                                                      --------------------------
                                                      OMB Number: 3235-0060
                                                      --------------------------
                                                      Expires: March 31, 2003
                                                      --------------------------
                                                      Estimated average burden
                                                      hours per response: 1.25
                                                      --------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): June 27, 2002


                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                       -----------------------------------
             (Exact Name of registrant as specified in its chapter)


MINNESOTA                              0-21394                  41-1713474
---------                         ------------------            -----------
(State or other jurisdiction   (Commission File Number)        (IRS employer
of Incorporation)                                            Identification No.)


                5223 INDUSTRIAL BOULEVARD, EDINA, MINNESOTA 55439
                -------------------------------------------------
               (Address of principal executive offices & Zip Code)


                                 (952) 820-0022
                                 --------------
               Registrant's telephone number, including area code

                                       N/A
                                   ----------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         On June 27, 2002, KPMG LLP, the principal independent accountants previously engaged by Developed Technology Resource, Inc. (the "Company") to conduct an audit of its accounts for more than the past two years, resigned as the Company's auditors. The resignation of KPMG LLP was not sought, recommended or approved by the Audit Committee or Board of Directors of the Company.

         In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through June 27, 2002, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference with their opinion to the subject matter of the disagreement, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the U.S. Securities and Exchange Commission (the "Commission").

         The audit reports of KPMG LLP on the consolidated financial statements of Developed Technology Resource, Inc. as of and for the years ended December 31, 2001 and 2000, did not contain any adverse or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

         KPMG LLP's independent auditors' report on the consolidated financial statements for the Company as of and for the year ended December 31, 2000, contained a separate paragraph stating that " the Company has a shareholders' deficit and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Management's plans in regard to these matters are described in Note 2 to the Company's financial statements included in the Company's annual report on form 10-KSB for the year ended December 31, 2000.

         The Company has furnished KPMG LLP with a copy of this Form 8-K/A and has requested that KPMG LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of KPMG LLP's letter to the Commission, dated June 27, 2002, is filed as Exhibit 16.1 to this Form 8-K/A.

         On August 12, 2002, Developed Technology Resource, Inc. ("DTR") engaged Gallogly, Fernandez and Riley, LLP ("GFR"), with offices in Orlando, Florida, to audit DTR's consolidated financial statements for 2002. At no time prior to August 12, 2002, has DTR consulted with GFR regarding the application of accounting principles to a specific or contemplated transaction, regarding the type of audit opinion that might be rendered on the registrant's financial statements, or regarding any other matter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
         Not Applicable
         (b) PRO-FORMA FINANCIAL INFORMATION
         Not Applicable
         (c) EXHIBITS
             16.1     Letter of resignation of KPMG LLP
             16.2 Letter of KPMG LLP regarding concurrence with the statements made in Item 4 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      DEVELOPED TECHNOLOGY RESOURCE, INC.

DATED: AUGUST 26, 2002                By: /s/ LeAnn C. Hitchcock
                                          -------------------------
                                      LeAnn C. Hitchcock
                                      President, Chief Executive Officer & Chief
                                      Financial Officer